U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                July 13, 2001
                                Date of Report
                      (Date of Earliest Event Reported)

                              WHOLE LIVING, INC.
            (Exact Name of Registrant as Specified in its Charter)

                        629 East 730 South, Suite 201
                          American Fork, Utah 84003
                   (Address of principal executive offices)

                                (801) 772-3300
                        Registrant's telephone number

         NEVADA                  333-64210               87-0621709
(State of Incorporation)   (Commission File Number)    (I.R.S. Employer
                                                       Identification No.)

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ITEM 5:OTHER EVENTS

Form SB-2 Registration Statement Declared Effective

      The Securities and Exchange Commission has granted acceleration of the effective date, without review, of Whole Living, Inc.'s registration statement on Form SB-2 which was filed with the SEC on June 29, 2001. The Form SB-2, as amended, became effective Friday July 13, 2001. As a result, 11,753,470 common shares to be sold by selling stockholders have been registered under the Securities Act of 1933.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, who is duly authorized.




Whole Living, Inc.

      /s/ Ronald K. Williams                                7-16-01
By: __________________________________________     Date: _______________
      Ronald K. Williams, President & Director